UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 6, 2013

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 6, 2013, Cummins Inc. issued a press release regarding its release of fourth quarter and full year 2012 results.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

99-Press Release dated February 6, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2013

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
	December 31,	September 30,	December 31,
In millions, except per share amounts	2012	2012	2011
NET SALES	$4,292	$4,118	$4,921
Cost of sales	3,234	3,076	3,680
GROSS MARGIN	1,058	1,042	1,241

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	482	456	496
Research, development and engineering expenses	174	186	179
Equity, royalty and interest income from investees (Note 1)	82	94	101
Gain on sale of businesses	-	-	53
Other operating income (expense), net	1	(1)	25
OPERATING INCOME	485	493	745

Interest income	5	5	9
Interest expense	7	9	10
Other income (expense), net	10	(2)	14
INCOME BEFORE INCOME TAXES	493	487	758

Income tax expense (Note 3)	83	117	186
CONSOLIDATED NET INCOME	410	370	572

Less: Net income attributable to noncontrolling interests	29	18	24
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$381	$352	$548

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$2.02	$1.87	$2.87
Diluted	$2.02	$1.86	$2.86

WEIGHTED AVERAGE SHARES OUTSANDING
Basic	188.4	188.6	190.9
Diluted	188.8	189.0	191.5

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.50	$0.50	$0.40

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Unaudited (a)

	For the years ended
	December 31,	December 31,
In millions, except per share amounts	2012	2011
NET SALES	$17,334	$18,048
Cost of sales	12,826	13,459
GROSS MARGIN	4,508	4,589

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,900	1,837
Research, development and engineering expenses	728	629
Equity, royalty and interest income from investees (Note 1)	384	416
Gain on sale of businesses	6	121
Other operating income, net	4	21
OPERATING INCOME	2,274	2,681

Interest income	25	34
Interest expense	32	44
Other income, net	24	-
INCOME BEFORE INCOME TAXES	2,291	2,671

Income tax expense (Note 3)	541	725
CONSOLIDATED NET INCOME	1,750	1,946

Less: Net income attributable to noncontrolling interests	93	98
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$1,657	$1,848

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$8.75	$9.58
Diluted	$8.74	$9.55

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	189.3	193.0
Diluted	189.7	193.6

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.80	$1.325

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

	December 31,	December 31,
In millions, except par value	2012	2011
ASSETS
Current assets
Cash and cash equivalents	$1,369	$1,484
Marketable securities	247	277
Total cash, cash equivalents and marketable securities	1,616	1,761
Accounts and notes receivable, net	2,475	2,526
Inventories	2,221	2,141
Prepaid expenses and other current assets	855	663
Total current assets	7,167	7,091
Long-term assets
Property, plant and equipment, net	2,724	2,288
Investments and advances related to equity method investees	897	838
Goodwill and other intangibles, net	814	566
Other assets	939	885
Total assets	$12,541	$11,668

LIABILITIES
Current liabilities
Loans payable	$16	$28
Accounts payable (principally trade)	1,339	1,546
Accrued expenses	1,761	2,083
Total current liabilities	3,116	3,657
Long-term liabilities
Long-term debt	698	658
Other liabilities	1,741	1,522
Total liabilities	5,555	5,837

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.4 and 222.2 shares issued	2,058	2,001
Retained earnings	7,355	6,038
Treasury stock, at cost, 32.6 and 30.2 shares	(1,830)	(1,587)
Common stock held by employee benefits trust, at cost, 1.5 and 1.8 shares	(18)	(22)
Accumulated other comprehensive loss	(950)	(938)
Total Cummins Inc. shareholders’ equity	6,615	5,492
Noncontrolling interests	371	339
Total equity	6,986	5,831
Total liabilities and equity	$12,541	$11,668

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	For the years ended
	December 31,	December 31,
In millions	2012	2011
NET CASH PROVIDED BY OPERATING ACTIVITIES	$1,532	$2,073

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(690)	(622)
Investments in internal use software	(87)	(60)
Proceeds from disposals of property, plant and equipment	11	8
Investments in and advances to equity investees	(70)	(81)
Acquisition of businesses, net of cash acquired	(215)	-
Proceeds from sale of businesses, net of cash sold	10	199
Investments in marketable securities-acquisitions	(561)	(729)
Investments in marketable securities-liquidations	585	750
Proceeds from sale of equity investment	23	-
Cash flows from derivatives not designated as hedges	12	(18)
Other, net	-	1
Net cash used in investing activities	(982)	(552)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	64	127
Payments on borrowings and capital lease obligations	(145)	(237)
Net borrowings under short-term credit agreements	11	6
Distributions to noncontrolling interests	(62)	(56)
Dividend payments on common stock	(340)	(255)
Repurchases of common stock	(256)	(629)
Excess tax benefits on stock-based awards	14	5
Other, net	20	14
Net cash used in financing activities	(694)	(1,025)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	29	(35)
Net increase (decrease) in cash and cash equivalents	(115)	461
Cash and cash equivalents at beginning of year	1,484	1,023
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,369	$1,484

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

In millions	Engine	Components	Power Generation	Distribution	Non-segment Items(1)	Total

Three months ended December 31, 2012
External sales	$2,177	$662	$549	$904	$-	$4,292
Intersegment sales	329	277	216	3	(825)	-
Total sales	2,506	939	765	907	(825)	4,292
Depreciation and amortization(2)	50	23	13	11	-	97
Research, development and engineering expenses	92	60	20	2	-	174
Equity, royalty and interest income from investees	27	6	8	41	-	82
Interest income	2	-	2	1	-	5
Segment EBIT	252	78	42	84	44	500
Add back restructuring charges(3)	20	6	12	14	-	52
Segment EBIT excluding restructuring charges	272	84	54	98	44	552

Segment EBIT as a percentage of total sales	10.1%	8.3%	5.5%	9.3%		11.6%
Segment EBIT excluding restrucutring charges
as a percentage of total sales	10.9%	8.9%	7.1%	10.8%		12.9%

Three months ended September 30, 2012
External sales	$2,131	$663	$526	$798	$-	$4,118
Intersegment sales	396	275	288	3	(962)	-
Total sales	2,527	938	814	801	(962)	4,118
Depreciation and amortization(2)	48	21	12	8	-	89
Research, development and engineering expenses	115	51	19	1	-	186
Equity, royalty and interest income from investees	25	7	12	50	-	94
Interest income	2	1	2	-	-	5
Segment EBIT	239	89	73	99	(4)	496

Segment EBIT as a percentage of total sales	9.5%	9.5%	9.0%	12.4%		12.0%

Three months ended December 31, 2011
External sales	$2,628	$781	$682	$830	$-	$4,921
Intersegment sales	433	311	238	4	(986)	-
Total sales	3,061	1,092	920	834	(986)	4,921
Depreciation and amortization (2)	46	18	10	8	-	82
Research, development and engineering expenses	112	49	17	1	-	179
Equity, royalty and interest income from investees	40	7	10	44	-	101
Interest income	4	2	2	1	-	9
Segment EBIT	368	132	87	87	94	768

Segment EBIT as a percentage of total sales	12.0%	12.1%	9.5%	10.4%		15.6%

(1)

Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  There were no significant unallocated corporate expenses for the three months ended December 31, 2012 and September 30, 2012.  The three months ended December 31, 2011 includes a $53 million gain ($33 million after-tax) recorded for the sale of certain assets and liabilities of our light-duty filtration business from the Components segment and a $38 million gain ($24 million after-tax) related to flood damage recoveries from the insurance settlement regarding a June 2008 flood in Southern Indiana.  The gains have been excluded from segment results as they were not considered in our evaluation of operating results for the corresponding periods.   There were no other significant unallocated corporate expenses.

(2)	Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as "Interest expense."
(3)	See Note 2, "RESTRUCTURING CHARGES," for more details.

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

In millions	Engine	Components	Power Generation	Distribution	Non-segment Items(1)	Total

For the year ended December 31, 2012
External sales	$9,101	$2,809	$2,163	$3,261	$-	$17,334
Intersegment sales	1,632	1,203	1,105	16	(3,956)	-
Total sales	10,733	4,012	3,268	3,277	(3,956)	17,334
Depreciation and amortization(2)	192	82	47	34	-	355
Research, development and engineering expenses	433	213	76	6	-	728
Equity, royalty and interest income from investees	127	29	40	188	-	384
Interest income	11	3	9	2	-	25
Segment EBIT	1,248	426	285	369	(5)	2,323
Add back restructuring charges(3)	20	6	12	14	-	52
Segment EBIT excluding restructuring charges	1,268	432	297	383	(5)	2,375

Segment EBIT as a percentage of total sales	11.6%	10.6%	8.7%	11.3%		13.4%
Segment EBIT excluding restrucutring charges
as a percentage of total sales	11.8%	10.8%	9.1%	11.7%		13.7%

For the year ended December 31, 2011
External sales	$9,649	$2,886	$2,492	$3,021	$-	$18,048
Intersegment sales	1,658	1,177	1,006	23	(3,864)	-
Total sales	11,307	4,063	3,498	3,044	(3,864)	18,048
Depreciation and amortization (2)	181	73	42	25	-	321
Research, development and engineering expenses	397	175	54	3	-	629
Equity, royalty and interest income from investees	166	31	47	172	-	416
Interest income	18	5	8	3	-	34
Segment EBIT	1,384	470	373	386	102	2,715

Segment EBIT as a percentage of total sales	12.2%	11.6%	10.7%	12.7%		15.0%

(1)

Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  The year ended December 31, 2012 includes a $6 million gain ($4 million after-tax) related to adjustments from our 2011 divestitures.  The year ended December 31, 2011, includes a $121 million gain ($70 million after-tax) related to the sale of certain assets and liabilities of our exhaust business and light-duty filtration business, both from the Components segment, and a $38 million gain ($24 million after-tax) related to flood damage recoveries from the insurance settlement regarding a June 2008 flood in Southern Indiana.  The gains have been excluded from segment results as they were not considered in our evaluation of operating results for the corresponding periods.   There were no other significant unallocated corporate expenses.

(2)	Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as "Interest expense."
(3)	See Note 2, "RESTRUCTURING CHARGES," for more details.

CUMMINS INC. AND SUBSIDIARIES

RECONCILIATION OF SEGMENT INFORMATION

(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			For the years ended
	December 31,	September 30,	December 31,	December 31,	December 31,
In millions	2012	2012	2011	2012	2011
Segment EBIT excluding restructuring charges	$552	$496	$768	$2,375	$2,715
Add: Restructuring charges	(52)	-	-	(52)	-
Segment EBIT	500	496	768	2,323	2,715
Less: Interest expense	7	9	10	32	44
Income before income taxes	$493	$487	$758	$2,291	$2,671

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the interim reporting periods was as follows:

	Three months ended			For the years ended
	December 31,	September 30,	December 31,	December 31,	December 31,
In millions	2012	2012	2011	2012	2011
Distribution Entities
North American distributors	$32	$37	$34	$147	$134
Komatsu Cummins Chile, Ltda.	6	9	6	26	22
All other distributors	1	-	1	4	4
Manufacturing Entities
Chongqing Cummins Engine Company, Ltd.	12	14	17	61	68
Dongfeng Cummins Engine Company, Ltd.	10	9	16	52	80
Tata Cummins, Ltd.	4	-	5	11	14
Cummins Westport, Inc.	3	2	6	14	14
Shanghai Fleetguard Filter Co., Ltd.	3	3	3	13	15
Valvoline Cummins, Ltd.	2	2	1	8	7
Beijing Foton Cummins Engine Co., Ltd.	2	3	(2)	5	(7)
Komatsu manufacturing alliances	(2)	(1)	2	(3)	3
All other manufacturers	2	7	2	9	21
Cummins share of net income	75	85	91	347	375
Royalty and interest income	7	9	10	37	41
Equity, royalty and interest income from investees	$82	$94	$101	$384	$416

NOTE 2.  RESTRUCTURING CHARGES

We have executed restructuring actions primarily in the form of involuntary separation programs in the fourth quarter of 2012.  These actions were in response to deterioration in our U.S. businesses and most key markets around the world in the second half of 2012, as well as a reduction in orders in most U.S. and global markets for 2013.  We reduced our worldwide professional workforce by approximately 650 employees, or 3 percent.  We also reduced our hourly workforce by approximately 650 employees.  During 2012, we incurred a pre-tax charge related to the professional and hourly workforce reductions of approximately $49 million.

Employee termination and severance costs were recorded based on approved plans developed by the businesses and corporate management which specified positions to be eliminated, benefits to be paid under existing severance plans or statutory requirements and the expected timetable for completion of the plan.  Estimates of restructuring were made based on information available at the time charges were recorded.  Due to the inherent uncertainty involved, actual amounts paid for such activities may differ from amounts initially recorded and we may need to revise previous estimates.

We incurred $1 million of restructuring expenses for lease terminations and $2 million of restructuring expenses for asset impairments and other non-cash charges.  During 2012, we recorded a total pre-tax restructuring charge of $52 million.  These restructuring actions included:

Year ended
In millions	December 31, 2012
Workforce reductions	$49
Exit activities	1
Other	2
Total restructuring charges	$52

If the 2012 restructuring actions are successfully implemented, we expect the annualized savings from the professional actions to be approximately $39 million.

At December 31, 2012, of the approximately 1,300 employees to be affected by this plan, 1,130 had been terminated.

Restructuring charges were included in each segment in our operating results.

The table below summarizes where the restructuring costs are located in our Condensed Consolidated Statements of Income for the year ended December 31, 2012.

Year ended
In millions	December 31, 2012
Cost of sales	$29
Selling, general and administrative expenses	20
Research, development and engineering expenses	3
Total restructuring charges	$52

NOTE 3.  INCOME TAXES

Our income tax rates are generally less than the 35 percent U.S. income tax rate primarily because of lower taxes on foreign earnings and research tax credits. Our effective tax rate for the fourth quarter and full year of 2012 was 16.8 percent and 23.6 percent, respectively.  The tax rate for the fourth quarter and full year includes one-time tax items that total a benefit of $39 million ($0.21 per diluted share) and $55 million ($0.29 per diluted share), respectively.  The one-time tax items for the fourth quarter and full year related primarily to benefits resulting from transactions entered into and elections made with respect to our U.K. operations.  Our effective tax rate for the fourth quarter and full year of 2011 was 24.5 percent and 27.1 percent, respectively.  Excluding the gain on sale of certain assets and liabilities of the businesses and the flood insurance recovery, our effective tax rate for the fourth quarter and full year of 2011 was 22.8 percent and 26.3 percent, respectively.

A reconciliation of the U.S. federal income tax rate of 35 percent to the actual effective tax rate is as follows:

	Years ended December 31,
	2012	2011
U.S. federal statutory rate	35.0%	35.0%
State income tax, net of federal effect	1.0	0.4
Research tax credits	(0.4)	(4.7)
Differences in rates and taxability of foreign subsidiaries and joint ventures	(12.0)	(4.6)
Other, net	-	1.0
Effective tax rate	23.6%	27.1%

On January 2, 2013, the American Taxpayer Relief Act of 2012 was enacted.  This legislation retroactively extended the U.S. federal research credit for two years, from January 1, 2012 through December 31, 2013.  We expect our 2013 effective tax rate, which will include an estimated 1 percent benefit for the 2013 research credit, to be 26 percent excluding any one-time tax items that may arise.  Additionally, we anticipate that our first quarter 2013 results will include a one-time tax benefit of approximately $28 million representing the net benefit attributable to the 2012 research credit.

NOTE 4.  DEPRECIATION AND AMORTIZATION

Depreciation and amortization expense included in operating activities of the Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2012 and 2011, was $361 million and $325 million, respectively.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items.

We believe this is a useful measure of our operating performance for the period presented as it illustrates our operating performance without regard to special items including the gains related to restructuring charges, one-time income tax items, the sale of certain assets and liabilities and a flood insurance recovery.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the quarters ended December 31, 2012, September 30, 2012 and December 31, 2011 and for the years ended December 31, 2012 and December 31, 2011.

	Three months ended
	December 31, 2012		September 30, 2012		December 31, 2011
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$381	$2.02	$352	$1.86	$548	$2.86
Add
Restructuring charges	35	0.19	-	-	-	-
Less
One-time tax benefits(1)	39	0.21	16	0.08	-	-
Gain on sale of business(2)	-	-	-	-	33	0.17
Flood insurance recovery(3)	-	-	-	-	24	0.13
Net income attributable to Cummins Inc. excluding
special items	$377	$2.00	$336	$1.78	$491	$2.56

		For the years ended
		December 31, 2012		December 31, 2011
In millions		Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.		$1,657	$8.74	$1,848	$9.55
Add
Restructuring charges		35	0.18	-	-
Less
One-time tax benefits(1)		55	0.29	-	-
Gain on sale of business(2)		4	0.02	70	0.36
Flood insurance recovery(3)		-	-	24	0.12
Net income attributable to Cummins Inc. excluding
special items		$1,633	$8.61	$1,754	$9.07

(1)

The one-time tax benefits for the three months ended December 31, 2012, and the year ended December 31, 2012, related primarily to benefits resulting from transactions entered into and elections made with respect to our U.K. operations.  The three month period ended September 30, 2012, included a $16 million one-time tax benefit for third quarter 2012, $6 million of which related to a dividend distribution of accumulated foreign income earned in prior years.  These one-time tax adjustments also included a one-time tax benefit of $13 million for prior year tax return true-up adjustments and a one-time tax charge of $3 million related to the third quarter enactment of U.K. tax law changes.

(2)

In the second and fourth quarter of 2011 we sold certain assets and liabilities of our exhaust business and our light-duty filtration business.  In the second quarter of 2011 we recognized a gain on the sale of $68 million ($37 million after-tax).  In the fourth quarter of 2011 we recognized a gain on the sale of $53 million ($33 million after-tax).  In the second quarter of 2012 we recognized a $6 million gain ($4 million after-tax) related to adjustments from our 2011 divestitures.

(3)	In the fourth quarter of 2011 we recognized a gain of $38 million ($24 million after-tax) on a flood settlement with our insurance carriers to settle 2008 flood claims.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Earnings before interest expense, income taxes, noncontrolling interests and restructuring charges

We define EBIT as earnings or loss before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT and EBIT excluding restructuring and other charges, non-GAAP financial measures, to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended			For the years ended
	December 31,	September 30,	December 31,	December 31,	December 31,
In millions	2012	2012	2011	2012	2011
Earnings before interest expense, income taxes and
special items	$552	$496	$677	$2,369	$2,556

Earnings before interest expense, income taxes and
special items as a percentage of net sales	12.9%	12.0%	13.8%	13.7%	14.2%

Less
Restructuring charges	52	-	-	52	-
Add
Gain on sale of businesses	-	-	53	6	121
Flood insurance recovery	-	-	38	-	38

Earnings before interest expense and income taxes	$500	$496	$768	$2,323	$2,715

EBIT as a percentage of net sales	11.6%	12.0%	15.6%	13.4%	15.0%

Less
Interest expense	7	9	10	32	44
Income tax expense	83	117	186	541	725
Consolidated net income	410	370	572	1,750	1,946

Less
Net income attributable to noncontrolling interests	29	18	24	93	98
Net income attributable to Cummins Inc.	$381	$352	$548	$1,657	$1,848

Net income attributable to Cummins Inc.
as a percentage of net sales	8.9%	8.5%	11.1%	9.6%	10.2%

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Engine segment net sales by market

2012
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$892	$807	$656	$609	$2,964
Medium-duty truck and bus	526	512	478	575	2,091
Light-duty automotive and RV	286	297	353	343	1,279
Industrial	861	859	766	747	3,233
Stationary power	294	366	274	232	1,166
Total sales	$2,859	$2,841	$2,527	$2,506	$10,733

2011
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$485	$693	$748	$865	$2,791
Medium-duty truck and bus	474	608	640	598	2,320
Light-duty automotive and RV	296	310	271	299	1,176
Industrial	855	988	977	1,030	3,850
Stationary power	281	301	319	269	1,170
Total sales	$2,391	$2,900	$2,955	$3,061	$11,307

Unit shipments by engine classification (including unit shipments to Power Generation)

2012
Units	Q1	Q2	Q3	Q4	YTD
Mid-range	109,000	110,000	113,000	108,500	440,500
Heavy-duty	36,000	33,000	26,000	24,100	119,100
High horsepower	5,500	5,800	4,600	3,900	19,800
Total units	150,500	148,800	143,600	136,500	579,400

2011
Units	Q1	Q2	Q3	Q4	YTD
Mid-range	109,400	131,300	130,600	138,100	509,400
Heavy-duty	20,000	29,900	31,100	35,300	116,300
High horsepower	4,900	5,700	5,600	5,400	21,600
Total units	134,300	166,900	167,300	178,800	647,300

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Component segment sales by business

2012
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$404	$349	$325	$337	$1,415
Turbo technologies	298	297	257	254	1,106
Filtration	270	266	260	252	1,048
Fuel systems	127	124	96	96	443
Total sales	$1,099	$1,036	$938	$939	$4,012

2011
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$273	$311	$306	$372	$1,262
Turbo technologies	297	314	298	314	1,223
Filtration	255	287	288	283	1,113
Fuel systems	99	120	123	123	465
Total sales	$924	$1,032	$1,015	$1,092	$4,063

In the first quarter of 2012, our Power Generation segment reorganized its operating structure to include the following businesses:  power products, power systems, generator technologies and power solutions.  Sales for our Power Generation segment by business (including 2011 reorganized balances) were as follows:

2012
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$375	$459	$425	$395	$1,654
Power systems	188	217	174	178	757
Generator technologies	141	160	138	127	566
Power solutions	76	73	77	65	291
Total sales	$780	$909	$814	$765	$3,268

2011
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$377	$415	$433	$411	$1,636
Power systems	189	210	188	228	815
Generator technologies	154	189	166	164	673
Power solutions	75	95	87	117	374
Total sales	$795	$909	$874	$920	$3,498

Distribution segment sales by business

2012
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$288	$302	$326	$319	$1,235
Power generation	186	201	178	242	807
Engines	166	147	157	195	665
Service	135	144	140	151	570
Total sales	$775	$794	$801	$907	$3,277

2011
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$235	$271	$283	$296	$1,085
Power generation	145	195	191	191	722
Engines	140	186	171	206	703
Service	122	133	138	141	534
Total sales	$642	$785	$783	$834	$3,044